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                                                                   Exhibit 10(T)

                                    AGREEMENT

         This Agreement is entered into as of the 29th day of June, 2001, by and between FINOVA MEZZANINE CAPITAL INC. ("LENDER"), a Tennessee corporation, formerly known as Sirrom Capital Corporation and successor by merger to Sirrom Investments, Inc., and COVER-ALL TECHNOLOGIES INC. ("COMPANY"), a Delaware corporation.

                                R E C I T A L S:

         WHEREAS, Lender and Company entered into that certain Debenture Purchase Agreement dated March 31, 1997 (the "PURCHASE AGREEMENT");

         WHEREAS, pursuant to the terms and conditions of the Purchase Agreement, Company agreed to issue and sell to Lender, and Lender agreed to purchase from Company, 12.5% Convertible Debentures in the aggregate principal amount of $3,000,000.00;

         WHEREAS, Company executed that certain 12.5% Convertible Debenture Due March 31, 2002, dated March 31, 1997, in favor of Lender in the principal amount of $3,000,000.00 (the "DEBENTURE");

         WHEREAS, Lender has agreed to settle the Debenture at a discount and to release Company from its obligations under the Debenture and the Purchase Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

                  1.       DEFINITIONS.

                           (a) As used herein, "CLAIMS" shall mean any and all
accounts, covenants, agreements, and obligations (other than those contained in this Agreement), and any and all claims, debts, liabilities, offsets, demands, costs, expenses, actions or causes of action of every nature, character and description, without limitation in law, equity or otherwise, of any kind or character whatsoever, known or unknown, suspected or unsuspected, whether arising in contract or tort, or at law, in equity or pursuant to administrative rule or regulation.

                           (b) As used herein, "LENDER PARTIES" shall mean
Lender, its participants, predecessors, successors and assigns and its present and previous agents, attorneys, representatives, subsidiaries, affiliates, officers, directors, and each of them.

                  2. SETTLEMENT PAYMENT. Concurrently with the execution hereof, Company shall pay Lender the sum of $1,742,708.34 in cash via wire transfer in accordance with the wiring instructions provided by Lender (the "SETTLEMENT PAYMENT"). The Settlement Payment includes $1,650,000.00 in principal and $92,708.34 in accrued interest through June 29, 2001.

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                  3.       RELEASE OF LENDER. Company does hereby release,
acquit and forever discharge the Lender Parties from any and all Claims that Company ever had, now has, or might hereafter have against such parties, for or by reason of any matter, cause or thing whatsoever occurring on or prior to the date hereof. Company agrees not to commence, join in or prosecute any suit or other proceeding in a position which is adverse to any Lender Party arising directly or indirectly from any matter released herein. Company represents and warrants that Company has not purported to transfer, assign or otherwise convey any interest in any matter released herein to any other person or entity and that Company's execution hereof does not require the consent of or notice to any third party. Company agrees to indemnify, defend (with counsel satisfactory to Lender) and hold the Lender Parties harmless against any and all loss, liability, claim or expense, including attorneys' fees, that the Lender Parties might incur as a result of any breach of this Agreement by Company or the assertion of any claim or defense by Company that should not have been raised by virtue of this Agreement.

                  4. RELEASE OF COMPANY. Lender does hereby release, acquit and forever discharge Company from any and all liability under the Debenture and the Purchase Agreement (subject to any provision in the Debenture and/or Purchase Agreement which by its terms states that it shall survive the termination and release thereof) and from any and all Claims that Company ever had, now has, or might hereafter have against such party, for or by reason of any matter, cause or thing whatsoever occurring on or prior to the date hereof. Lender agrees not to commence, join in or prosecute any suit or other proceeding in a position which is adverse to Company arising directly or indirectly from any matter released herein. Lender represents and warrants that it has not purported to transfer, assign or otherwise convey any interest in any matter released herein to any other person or entity and that Lender's execution hereof does not require the consent of or notice to any third party. Lender agrees to indemnify, defend (with counsel satisfactory to Company) and hold Company harmless against any and all loss, liability, claim or expense, including attorneys' fees, that Company might incur as a result of any breach of this Agreement by Lender or the assertion of any claim or defense by Lender that should not have been raised by virtue of this Agreement. Notwithstanding anything contained herein to the contrary, if the Settlement Payment or any portion thereof is avoided as an avoidable transfer or set aside for any reason whatsoever, the release, agreements and covenants contained in this SECTION 4 shall be void AB INITIO and of no force and effect and the indebtedness evidenced by the Debenture shall be immediately due and payable in full.

                  5. VOLUNTARY AGREEMENT. The parties hereto are represented by legal counsel of their choice, have investigated fully their alternatives to the execution and performance of this Agreement, are fully aware of the terms contained in this Agreement and have voluntarily and without coercion or duress of any kind entered into this Agreement.

                  6. FURTHER ASSURANCES. The parties hereto agree to execute and deliver, and to cause their respective counsel to execute and deliver, all such other instruments and documents, and to take all such other action as any party hereto may reasonably request from time to time without delay or the payment of further consideration, to effectuate the settlement of the Debenture and the other obligations provided for in this Agreement. The parties shall

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cooperate fully with each other and their respective counsel in connection with any actions required to be taken as part of their respective obligations under this Agreement.

                  7. RECITALS. The parties hereto warrant and represent that all the Recitals in this Agreement are true and correct in all respects.

                  8. TIME. Time is of the essence of this Agreement and each provision of this Agreement.


                  9. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement and understanding of the parties hereto concerning the subject matter hereof and supersedes and replaces all prior negotiations, proposed agreements, and all understandings, inducements or conditions, express or implied, either written or oral, which are not contained herein concerning the subject matter of this Agreement.

                  10. BINDING EFFECT. This Agreement will inure to the benefit of and bind the respective heirs, personal representatives, successors and permitted assigns of the parties hereto.

                  11. SEVERABILITY. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Agreement will not be affected thereby, except as expressly provided elsewhere herein. It is the intention of the parties that if any such provision is held to be illegal, invalid or unenforceable, there will be added in lieu thereof a provision as similar in terms to such provision as is legal, valid and enforceable.

                  12. AMENDMENT. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                  13. EXPENSES. In the event legal action is commenced to enforce or interpret any part of this Agreement, the prevailing party shall be entitled to recover as an element of its costs of suit and not as damages, reasonable attorney's fees to be fixed by the court.

                  14. GOVERNING LAW. This Agreement will be interpreted and construed under the internal laws of the State of Tennessee, regardless of the domicile of any party.

                  15. CONSENT TO JURISDICTION. Lender and Company hereby irrevocably consent to the jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee state courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Lender may be a party and which concerns this Agreement. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee, unless Lender agrees to the contrary in writing.

                  16. WAIVER OF JURY TRIAL. LENDER AND COMPANY HEREBY KNOWINGLY AND VOLUNTARILY WAIVE ANY RIGHT TO A TRIAL BY JURY WITH REGARD TO ANY ACTIONS, PROCEEDINGS, CLAIMS OR

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COUNTERCLAIMS, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, OF ANY TYPE
OR NATURE WHATSOEVER ARISING UNDER OR CONCERNING THIS AGREEMENT.

                  17. COUNTERPART EXECUTION. This Agreement may be executed in counterparts via facsimile, each of which will be deemed an original document, but all of which will constitute a single document. This document will not be binding on or constitute evidence of a contract among the parties until such time as a counterpart of this document has been executed by each party to this Agreement.

                  18. HEADINGS. Paragraph or other headings contained in this Agreement are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Agreement.



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                  Dated as of the date stated above.

                                            LENDER:


                                            FINOVA MEZZANINE CAPITAL INC.


                                               By:   /s/ Donald F. Barrickman
                                                     ---------------------------

                                             Title:  Vice President
                                                     ---------------------------


                                            COMPANY:


                                            COVER-ALL TECHNOLOGIES INC.


                                               By:   /s/ John W. Roblin
                                                     ---------------------------

                                             Title:  CEO
                                                     ---------------------------


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